CNA Financial Corporation
Supplemental Financial Information
March 31, 2009
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation (CNAF)
Table of Contents
March 31, 2009

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2008 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various risk management techniques primarily in fixed and public equity markets. Some of these limited partnership investment strategies may include low levels of leverage and hedging that potentially introduce more volatility and risk to the partnership returns.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /
PERIOD ENDED MARCH 31	Three Months		(Unfav)
(In millions)	2009	2008	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,672	$1,813	(8)%
Net investment income	420	434	(3)
Realized investment losses, net of participating policyholders’ interests	(532)	(51)	N/M
Other revenues	78	86	(9)

Total revenues	1,638	2,282	(28)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,342	1,389	3
Amortization of deferred acquisition costs	349	368	5
Other operating expenses	251	227	(11)
Interest	31	34	9

Total claims, benefits and expenses	1,973	2,018	2

Income (loss) from continuing operations before income tax	(335)	264	N/M
Income tax (expense) benefit	150	(64)	N/M

Income (loss) from continuing operations	(185)	200	(193)
Income (loss) from discontinued operations, net of income tax (expense) benefit of $0 and $0	—	(1)	N/M

Net income (loss)	(185)	199	(193)
Net income attributable to noncontrolling interests	(10)	(12)	17

Net income (loss) attributable to CNAF	$(195)	$187	N/M

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNAF Common Stockholders, Per Share Data and Return on Equity

PERIOD ENDED MARCH 31	Three Months
(In millions, except per share data)	2009	2008

COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNAF COMMON STOCKHOLDERS
Net operating income from continuing operations attributable to CNAF	$149	$221
Less: 2008 Senior Preferred dividend	(31)	—

Net operating income from continuing operations attributable to CNAF common stockholders	118	221
Net realized investment losses attributable to CNAF common stockholders	(344)	(33)

Income (loss) from continuing operations attributable to CNAF common stockholders	(226)	188
Income (loss) from discontinued operations attributable to CNAF common stockholders	—	(1)

Income (loss) attributable to CNAF common stockholders	$(226)	$187

BASIC AND DILUTED EARNINGS PER COMMON SHARE
Net operating income from continuing operations attributable to CNAF	$0.56	$0.82
Less: 2008 Senior Preferred dividend	(0.12)	—

Net operating income from continuing operations attributable to CNAF common stockholders	0.44	0.82
Net realized investment losses attributable to CNAF common stockholders	(1.28)	(0.12)

Income (loss) from continuing operations attributable to CNAF common stockholders	(0.84)	0.70
Income (loss) from discontinued operations attributable to CNAF common stockholders	—	(0.01)

Basic and diluted earnings (loss) per share attributable to CNAF common stockholders	$(0.84)	$0.69

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	270.7

Diluted	269.0	270.8

RETURN ON EQUITY
Net income (loss) attributable to CNAF (1)	(11.2)%	7.7%

Net operating income from continuing operations attributable to CNAF (2)	5.6	8.8

(1)	Annualized net income (loss) attributable to CNAF divided by the average CNAF stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income from continuing operations attributable to CNAF divided by the average CNAF stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2009	December 31, 2008

Total assets	$51,777	$51,688
Insurance reserves	38,591	38,771
Debt	2,058	2,058
Total liabilities	44,288	44,391
Preferred stock	1,250	1,250
Accumulated other comprehensive loss	(3,536)	(3,924)
Noncontrolling interests	437	420
Total CNAF stockholders’ equity	7,052	6,877

Book value per common share	$21.57	$20.92

Book value per common share excluding AOCI	$34.71	$35.50

Outstanding shares of common stock (in millions of shares)	269.0	269.0

THREE MONTHS ENDED
MARCH 31
(In millions)	2009	2008

Net cash flows provided by operating activities (1)	$187	$303

Net cash flows provided (used) by investing activities	(150)	11

Net cash flows used by financing activities	(26)	(273)

Net cash flows from operating, investing and financing activities	$11	$41

(1)	Operating cash flows for the three months ended March 31, 2009 and 2008 include $(9) million and $4 million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED MARCH 31, 2009
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,282	$20,330	$2,862	$4,401	$27,593
Ceded	2,178	1,439	3,617	957	1,714	6,288

Net	9,870	6,843	16,713	1,905	2,687	21,305

Net incurred claim & claim adjustment expenses	510	499	1,009	134	22	1,165

Net claim & claim adjustment expense payments	(609)	(429)	(1,038)	(123)	(133)	(1,294)

Foreign currency translation adjustment	—	(43)	(43)	—	(1)	(44)

Claim & claim adjustment expense reserves, end of period
Net	9,771	6,870	16,641	1,916	2,575	21,132
Ceded	2,122	1,420	3,542	941	1,628	6,111

Gross	$11,893	$8,290	$20,183	$2,857	$4,203	$27,243

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	March 31, 2009		December 31, 2008
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$17,112	$14,341	$18,987	$15,880
Fixed maturities — tax exempt	6,841	6,407	6,341	5,638
Equities	378	462	466	515
Short-term investments	4,471	4,471	3,070	3,078
Limited partnership investments	1,655	1,655	1,667	1,667
Other	3	11	3	27

Total investments	$30,460	$27,347	$30,534	$26,805

Net receivable/(payable)	$96		$311
Securities lending collateral	(41)		—

Life & Group Non-Core:
Fixed maturities — taxable	$6,809	$5,649	$6,611	$5,592
Fixed maturities — tax exempt	2,427	2,064	2,216	1,777
Equities	405	264	550	356
Short-term investments	112	112	457	456
Limited partnership investments	12	12	16	16
Other	1	—	1	1

Total investments	$9,766	$8,101	$9,851	$8,198

Net receivable/(payable)	$(9)		$79
Securities lending collateral	—		—

Total investments	$40,226	$35,448	$40,385	$35,003

Total net receivable/(payable)	$87		$390
Total securities lending collateral	(41)		—

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2009
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$6,699	18.9	$588	1.7	$7,287	20.6
Other taxable fixed maturities	7,642	21.5	5,061	14.3	12,703	35.8
Tax exempt fixed maturities	6,407	18.1	2,064	5.8	8,471	23.9
All other	6,599	18.6	388	1.1	6,987	19.7

Total investments	$27,347	77.1	$8,101	22.9	$35,448	100.0

Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$8,298	20.6	$815	2.0	$9,113	22.6
Other taxable fixed maturities	8,814	21.9	5,994	14.9	14,808	36.8
Tax exempt fixed maturities	6,841	17.0	2,427	6.1	9,268	23.1
All other	6,507	16.2	530	1.3	7,037	17.5

Total investments	$30,460	75.7	$9,766	24.3	$40,226	100.0

MBS/CMO/ABS/CDO Fair Value Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$502	6.9	$1,190	16.3	$—	—	$—	—	$1,692	23.2	4.8
AAA	—	—	2,764	37.9	1,421	19.5	—	—	4,185	57.4	11.8
AA	—	—	192	2.6	169	2.3	8	0.1	369	5.0	1.0
A	—	—	107	1.5	78	1.1	14	0.2	199	2.8	0.6
BBB	—	—	114	1.6	200	2.7	1	—	315	4.3	0.9
<BBB & Equity Tranches	—	—	455	6.2	68	1.0	4	0.1	527	7.3	1.5

Total MBS/CMO/ABS/CDO	$502	6.9	$4,822	66.1	$1,936	26.6	$27	0.4	$7,287	100.0	20.6

Sub-prime (Included Above)	$—		$—		$922		$1		$923	12.7	2.6
Alt-A (Included Above)	$—		$854		$—		$2		$856	11.7	2.4
MBS/CMO/ABS/CDO Amortized Cost Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$492	5.4	$1,184	13.0	$—	—	$—	—	$1,676	18.4	4.2
AAA	—	—	3,382	37.1	1,794	19.7	—	—	5,176	56.8	12.9
AA	—	—	273	3.0	354	3.9	32	0.4	659	7.3	1.6
A	—	—	160	1.7	210	2.3	77	0.8	447	4.8	1.1
BBB	—	—	163	1.8	239	2.6	7	0.1	409	4.5	1.0
<BBB & Equity Tranches	—	—	610	6.7	96	1.1	40	0.4	746	8.2	1.8

Total MBS/CMO/ABS/CDO	$492	5.4	$5,772	63.3	$2,693	29.6	$156	1.7	$9,113	100.0	22.6

Sub-prime (Included Above)	$—		$—		$1,313		$1		$1,314	14.4	3.3
Alt-A (Included Above)	$—		$1,101		$—		$6		$1,107	12.1	2.8

(1)	The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2)	In addition to sub-prime exposure in fixed maturity securities, there is exposure of approximately $30 million through limited partnerships and sold credit default swaps which provide the buyer protection against declines in sub-prime indices.

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligations

ABS	— Asset-backed securities

CDO	— Collateralized debt obligations

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2009
(In millions)
Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$113	12.2	$—	—	$—	—	$—	—	$3	0.3	$116	12.5
2006	412	44.7	57	6.2	—	—	61	6.6	40	4.3	570	61.8
2005	87	9.4	38	4.1	1	0.1	3	0.3	2	0.2	131	14.1
2004	10	1.1	15	1.6	23	2.5	2	0.3	4	0.5	54	6.0
2003 & prior	5	0.5	15	1.6	17	1.9	3	0.3	12	1.3	52	5.6

Total sub-prime	$627	67.9	$125	13.5	$41	4.5	$69	7.5	$61	6.6	$923	100.0

Sub-Prime Book Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$139	10.6	$—	—	$—	—	$—	—	$4	0.3	$143	10.9
2006	536	40.8	114	8.7	—	—	76	5.8	52	3.9	778	59.2
2005	108	8.2	65	4.9	1	0.1	3	0.2	2	0.2	179	13.6
2004	13	1.0	22	1.7	78	5.9	3	0.2	9	0.7	125	9.5
2003 & prior	7	0.5	26	2.0	35	2.7	4	0.3	17	1.3	89	6.8

Total sub-prime	$803	61.1	$227	17.3	$114	8.7	$86	6.5	$84	6.4	$1,314	100.0

Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$12	1.4	$25	2.9	$—	—	$32	3.7	$85	9.9	$154	17.9
2006	14	1.6	10	1.2	—	—	—	—	75	8.8	99	11.6
2005	64	7.5	19	2.2	—	—	—	—	18	2.1	101	11.8
2004	354	41.4	27	3.2	—	—	—	—	—	—	381	44.6
2003 & prior	121	14.1	—	—	—	—	—	—	—	—	121	14.1

Total Alt-A	$565	66.0	$81	9.5	$—	—	$32	3.7	$178	20.8	$856	100.0

Alt-A Book Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$16	1.5	$30	2.7	$—	—	$32	2.9	$96	8.7	$174	15.8
2006	18	1.6	17	1.5	—	—	—	—	100	9.0	135	12.1
2005	111	10.0	32	2.9	—	—	—	—	22	2.0	165	14.9
2004	463	41.8	32	2.9	—	—	—	—	—	—	495	44.7
2003 & prior	138	12.5	—	—	—	—	—	—	—	—	138	12.5

Total Alt-A	$746	67.4	$111	10.0	$—	—	$32	2.9	$218	19.7	$1,107	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2009
(In millions)
MBS Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$21	$21	$370	$362	$59	$58	$52	$51	$502	$492
AAA	—	—	—	—	—	—	—	—	—	—
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
<BBB & Equity Tranches	—	—	—	—	—	—	—	—	—	—

Total MBS	$21	$21	$370	$362	$59	$58	$52	$51	$502	$492

Included in Total MBS:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt A	—	—	—	—	—	—	—	—	—	—
Prime	21	21	370	362	59	58	52	51	502	492

Total MBS	$21	$21	$370	$362	$59	$58	$52	$51	$502	$492

CMO Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$235	$228	$362	$350	$—	$—	$593	$606	$1,190	$1,184
AAA	233	281	1,753	2,108	417	613	361	380	2,764	3,382
AA	—	—	146	204	46	69	—	—	192	273
A	—	—	39	49	44	80	24	31	107	160
BBB	5	8	56	61	53	94	—	—	114	163
<BBB & Equity Tranches	27	27	200	235	191	286	37	62	455	610

Total CMO	$500	$544	$2,556	$3,007	$751	$1,142	$1,015	$1,079	$4,822	$5,772

Included in Total CMO:
Sub-prime	$—	$—	$—	$—	$—	—	$—	$—	$—	$—
Alt A	51	53	657	846	146	202	—	—	854	1,101
Prime	449	491	1,899	2,161	605	940	1,015	1,079	3,968	4,671

Total CMO	$500	$544	$2,556	$3,007	$751	$1,142	$1,015	$1,079	$4,822	$5,772

ARM	— Adjustable rate mortgages

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligations

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2009
(In millions)
ABS Distribution By Collateral Type & Quality

	CMBS		RMBS		Auto Loans		Home Equity		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$514	$682	$455	$595	$40	$41	$173	$208	$110	$148	$129	$120	$1,421	$1,794
AA	44	126	49	80	—	—	75	147	—	—	1	1	169	354
A	37	95	28	97	—	1	12	16	—	—	1	1	78	210
BBB	7	28	13	24	124	125	56	62	—	—	—	—	200	239
<BBB & Equity Tranches	7	12	16	24	—	—	45	60	—	—	—	—	68	96

Total ABS	$609	$943	$561	$820	$164	$167	$361	$493	$110	$148	$131	$122	$1,936	$2,693

Included in Total ABS:
Sub-prime	$—	$—	$561	$820	$—	$—	$361	$493	$—	$—	$—	$—	$922	$1,313
Alt A	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prime & Non-Residential Mortgages	609	943	—	—	164	167	—	—	110	148	131	122	1,014	1,380

Total ABS	$609	$943	$561	$820	$164	$167	$361	$493	$110	$148	$131	$122	$1,936	$2,693

CDO Distribution By Collateral Type & Quality

	CMBS		RMBS		CDS		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
AA	4	22	—	—	4	10	—	—	8	32
A	11	57	—	—	3	20	—	—	14	77
BBB	1	7	—	—	—	—	—	—	1	7
<BBB & Equity Tranches	2	33	2	7	—	—	—	—	4	40

Total CDO	$18	$119	$2	$7	$7	$30	$—	$—	$27	$156

Included in Total CDO:
Sub-prime	$—	$—	$—	$—	$1	$1	$—	$—	$1	$1
Alt A	—	—	2	6	—	—	—	—	2	6
Prime & Non-Residential Mortgages	18	119	—	1	6	29	—	—	24	149

Total CDO	$18	$119	$2	$7	$7	$30	$—	$—	$27	$156

ABS	— Asset-backed securities

CMBS	— Commercial mortgage-backed securities

RMBS	— Residential mortgage-backed securities

CDO	— Collateralized debt obligations

CDS	— Credit default swaps

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
MARCH 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$829	$832	(0)%	$1,276	$1,293	(1)%	$2,105	$2,125	(1)%
Net written premiums	763	771	(1)	829	848	(2)	1,592	1,619	(2)

Net earned premiums	710	783	(9)	812	873	(7)	1,522	1,656	(8)
Net investment income	120	164	(27)	108	132	(18)	228	296	(23)
Other revenues	13	14	(7)	57	53	8	70	67	4

Total operating revenues	843	961	(12)	977	1,058	(8)	1,820	2,019	(10)

Claims, benefits and expenses:
Net incurred claims and benefits	510	577	12	499	566	12	1,009	1,143	12
Policyholders’ dividends	3	4	25	3	7	57	6	11	45
Amortization of deferred acquisition costs	166	179	7	177	184	4	343	363	6
Other insurance related expenses	76	58	(31)	59	50	(18)	135	108	(25)
Other expenses	9	12	25	56	51	(10)	65	63	(3)

Total claims, benefits and expenses	764	830	8	794	858	7	1,558	1,688	8

Operating income from continuing operations before income tax	79	131	(40)	183	200	(9)	262	331	(21)
Income tax expense on operating income	(18)	(36)	50	(53)	(64)	17	(71)	(100)	29
Net operating income attributable to noncontrolling interests	—	—	N/M	(11)	(12)	8	(11)	(12)	8

Net operating income from continuing operations attributable to CNAF	61	95	(36)	119	124	(4)	180	219	(18)

Realized investment losses, net of participating policyholders’ interests	(179)	(16)	N/M	(116)	(9)	N/M	(295)	(25)	N/M
Income tax benefit on realized investment losses	62	5	N/M	41	4	N/M	103	9	N/M
Realized investment losses, after-tax, attributable to noncontrolling interests	—	—	N/M	1	—	N/M	1	—	N/M

Net realized investment losses attributable to CNAF	(117)	(11)	N/M	(74)	(5)	N/M	(191)	(16)	N/M

Net income (loss) from continuing operations attributable to CNAF	$(56)	$84	(167)%	$45	$119	(62)%	$(11)	$203	(105)%

FINANCIAL RATIOS
Loss & LAE	71.8%	73.7%		61.4%	64.8%		66.3%	69.0%
Acquisition expense	17.0	16.9		18.0	17.0		17.6	16.9
Underwriting expense	17.0	13.3		11.2	9.8		13.9	11.5

Expense	34.0	30.2		29.2	26.8		31.5	28.4
Dividend	0.5	0.5		0.4	0.8		0.4	0.7

Combined ratio	106.3%	104.4%		91.0%	92.4%		98.2%	98.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$12	$53		$1	$—		$13	$53
Impact on loss & LAE ratio	1.7%	6.8%		0.1%	—%		0.9%	3.2%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(30)	$(35)		$(41)	$17		$(71)	$(18)
Prior year premium development	17	9		(2)	(19)		15	(10)
Other (2)	5	7		(1)	(5)		4	2

Total development & other	$(8)	$(19)		$(44)	$(7)		$(52)	$(26)

Impact of development & other on loss & LAE ratio	(1.7)%	(2.6)%		(5.4)%	—%		(3.7)%	(1.3)%

(1)	In 2009, Standard Lines includes $31 million and Specialty Lines includes $7 million of favorable loss and LAE reserve development related to catastrophes in accident years 2005 and 2008.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
MARCH 31					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$1,522	$1,656	$150	$157	(4)%	$—	$—	N/M %	$1,672	$1,813	(8)%
Net investment income	228	296	159	84	89	33	54	(39)	420	434	(3)
Other revenues	70	67	6	13	(54)	2	6	(67)	78	86	(9)

Total operating revenues	1,820	2,019	315	254	24	35	60	(42)	2,170	2,333	(7)

Claims, benefits and expenses:
Net incurred claims and benefits	1,009	1,143	305	212	(44)	21	21	0	1,335	1,376	3
Policyholders’ dividends	6	11	1	2	50	—	—	N/M	7	13	46
Amortization of deferred acquisition costs	343	363	6	4	(50)	—	1	N/M	349	368	5
Other insurance related expenses	135	108	46	50	8	—	3	N/M	181	161	(12)
Other expenses	65	63	6	5	(20)	30	32	6	101	100	(1)

Total claims, benefits and expenses	1,558	1,688	364	273	(33)	51	57	11	1,973	2,018	2

Operating income (loss) from continuing operations before income tax	262	331	(49)	(19)	(158)	(16)	3	N/M	197	315	(37)
Income tax (expense) benefit on operating income (loss)	(71)	(100)	27	16	69	7	2	N/M	(37)	(82)	55
Net operating income attributable to noncontrolling interests	(11)	(12)	—	—	N/M	—	—	N/M	(11)	(12)	8

Net operating income (loss) from continuing operations attributable to CNAF	180	219	(22)	(3)	N/M	(9)	5	N/M	149	221	(33)

Realized investment losses, net of participating policyholders’ interests	(295)	(25)	(190)	(17)	N/M	(47)	(9)	N/M	(532)	(51)	N/M
Income tax benefit on realized investment losses	103	9	66	6	N/M	18	3	N/M	187	18	N/M
Realized investment losses, after-tax, attributable to noncontrolling interests	1	—	—	—	N/M	—	—	N/M	1	—	N/M

Net realized investment losses attributable to CNAF	(191)	(16)	(124)	(11)	N/M	(29)	(6)	N/M	(344)	(33)	N/M

Net income (loss) from continuing operations attributable to CNAF	$(11)	$203	$(146)	$(14)	N/M %	$(38)	$(1)	N/M %	$(195)	$188	N/M %

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core						Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)				Fav / (Unfav)
Property & Casualty Company Information	2009	2008	2009		2008		% Change	2009		2008		% Change		2009	2008	% Change

Gross written premiums	$2,105	$2,125	$156		$163		(4)%	$—		$(1)		N/M	%	$2,261	$2,287	(1)%
Net written premiums	1,592	1,619	157		162		(3)	(2)		(3)		33		1,747	1,778	(2)
Net earned premiums	1,522	1,656	150		156		(4)	—		—		N/M		1,672	1,812	(8)

FINANCIAL RATIOS
Loss & LAE	66.3%	69.0%	N/M	%	N/M	%		N/M	%	N/M	%			77.1%	77.8%
Acquisition expense	17.6	16.9	N/M		N/M			N/M		N/M				17.1	16.6
Underwriting expense	13.9	11.5	N/M		N/M			N/M		N/M				14.5	12.5

Expense	31.5	28.4	N/M		N/M			N/M		N/M				31.6	29.1
Dividend	0.4	0.7	N/M		N/M			N/M		N/M				0.4	0.6

Combined ratio	98.2%	98.1%	N/M	%	N/M	%		N/M	%	N/M	%			109.1%	107.5%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09

Income (loss) from limited partnerships	$(23)	$22	$(39)	$(159)	$(199)	$(36)
Income (loss) from trading securities	(1)	1	(1)	(1)	(2)	—
Other investment income	188	176	176	167	707	156

Net investment income	$164	$199	$136	$7	$506	$120

	Specialty Lines
	1Q08	2Q08	3Q08	4Q08	2008	1Q09

Income (loss) from limited partnerships	$(13)	$13	$(24)	$(97)	$(121)	$(22)
Loss from trading securities	—	—	—	(1)	(1)	—
Other investment income	145	142	145	141	573	130

Net investment income	$132	$155	$121	$43	$451	$108

	P&C Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09

Income (loss) from limited partnerships	$(36)	$35	$(63)	$(256)	$(320)	$(58)
Income (loss) from trading securities	(1)	1	(1)	(2)	(3)	—
Other investment income	333	318	321	308	1,280	286

Net investment income	$296	$354	$257	$50	$957	$228

	Life & Group Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09

Income (loss) from limited partnerships	$4	$5	$(2)	$(12)	$(5)	$(2)
Loss from trading securities	(76)	(5)	(22)	(43)	(146)	—
Other investment income	156	157	159	163	635	161

Net investment income	$84	$157	$135	$108	$484	$159

	Corporate & Other Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09

Income (loss) from limited partnerships	$(7)	$6	$(12)	$(41)	$(54)	$(10)
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	61	59	59	53	232	43

Net investment income	$54	$65	$47	$12	$178	$33

	Total Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09

Income (loss) from limited partnerships	$(39)	$46	$(77)	$(309)	$(379)	$(70)
Loss from trading securities	(77)	(4)	(23)	(45)	(149)	—
Other investment income	550	534	539	524	2,147	490

Net investment income	$434	$576	$439	$170	$1,619	$420

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIOD ENDED MARCH 31	Three Months
Income Statement	(Preliminary)		Fav / (Unfav)
(In millions)	2009	2008	% Change

Combined Continental Casualty Companies
Gross written premiums	$2,016	$2,045	(1)%
Net written premiums	1,517	1,546	(2)

Net earned premiums	1,442	1,392	4
Claim and claim adjustment expenses	1,056	1,163	(9)
Acquisition expenses	244	242	(1)
Underwriting expenses	211	190	(11)
Policyholders’ dividends	4	3	(33)

Underwriting loss	(73)	(206)	65
Net investment income	381	478	(20)
Other income	3	4	(25)
Income tax expense	(35)	(55)	36
Net realized gains (losses)	(532)	5	N/M

Net income (loss)	$(256)	$226	N/M %

Financial Ratios
Loss and LAE	73.2%	83.6%
Acquisition expense	16.1	15.6
Underwriting expense	13.9	12.2

Expense	30.0	27.8
Dividend	0.3	0.2

Combined ratio	103.5%	111.6%

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	March 31, 2009	December 31, 2008

Combined Continental Casualty Companies
Statutory surplus (1)	$7,751	$7,819

Life Company
Statutory surplus	$483	$487

(1)	Surplus includes the Combined Continental Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2009 YTD Evaluated at	2008 FY Evaluated at	2008 FY Evaluated at
	3/31/09	12/31/08	3/31/09
Gross Accident Year	72.7%	76.4%	75.4%
Impact of Reinsurance	0.8	2.2	2.1

Net Accident Year	73.5	78.6	77.5%
Impact of Development and Other (1)(2)	(1.7)	(3.2)

Net Calendar Year	71.8%	75.4%

	Specialty Lines
	2009 YTD Evaluated at	2008 FY Evaluated at	2008 FY Evaluated at
	3/31/09	12/31/08	3/31/09
Gross Accident Year	65.6%	67.0%	66.9%
Impact of Reinsurance	1.2	0.3	0.4

Net Accident Year	66.8	67.3	67.3%

Impact of Development and Other (1)	(5.4)	(5.4)

Net Calendar Year	61.4%	61.9%

	P&C Operations
	2009 YTD Evaluated at	2008 FY Evaluated at	2008 FY Evaluated at
	3/31/09	12/31/08	3/31/09
Gross Accident Year	68.4%	70.7%	70.2%
Impact of Reinsurance	1.6	1.9	1.9

Net Accident Year	70.0	72.6	72.1%

Impact of Development and Other (1) (2)	(3.7)	(4.4)

Net Calendar Year	66.3%	68.2%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within Standard Lines was reduced by $90 million for insolvent insureds. The reduction of this amount, which is reflected as unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.